Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
a)     On October 9, 2018, the Partnership sold the African Spirit Suezmax tanker for net proceeds of $12.8 million. On November 20, 2018, the Partnership reached an agreement to sell the European Spirit Suezmax tanker for net proceeds of $15.7 million. The Partnership expects to deliver the vessel to the buyer in late-2018.

b)    On November 5, 2018, the Partnership refinanced its $190 million revolving credit facility, which was scheduled to mature in November 2018, with a new $225 million revolving credit facility maturing in November 2020.